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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)    October 2, 1998
                                                          ---------------



                         INTERPLAY ENTERTAINMENT CORP.
             (Exact name of Registrant as specified in its charter)



           Delaware                000-24363                  33-0102707
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  (State or other jurisdiction    (Commission              (IRS Employer
      of incorporation)           File Number)            Identification No)



       16815 Von Karman Avenue, Irvine,  California             92606
       -----------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code (949) 553-6655
                                                          --------------


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

                                  Page 1 of 4

                            Exhibit Index on Page 3
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Item 5.  Other Events

     On September 25, 1998, Interplay Entertainment Corp. (the "Company") announced that it has accepted the resignation of David Dukes as a Director of the Company. Mr. Dukes's resignation was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.


Item 7.  Exhibits

Exhibit No.    Description

99.1           Press Release dated September 25, 1998



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 INTERPLAY ENTERTAINMENT CORP.



Date:  October 2, 1998           By:  /s/  Christopher J. Kilpatrick
                                      ------------------------------------
                                      Christopher J. Kilpatrick, President
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                                 EXHIBIT INDEX

                                                               Sequential
Exhibit No.  Description                                        Page No.
-----------  -----------                                       ----------

99.1         Press Release dated September 25, 1998               4